BROWN ADVISORY VALUE EQUITY FUND
                         BROWN ADVISORY REAL ESTATE FUND
                              INSTITUTIONAL SHARES


                        Supplement Dated January 19, 2006
                       to Prospectus Dated October 1, 2005

The second paragraph of the section entitled "Risk/Return Summary - Brown Advisory Real Estate Fund - Principal Investment Strategies" on page 27 of the prospectus is deleted in its entirety and replaced by the following disclosure:

         In seeking to fulfill its investment objective, the Fund generally focuses its investment in REITs. The Fund anticipates that it will invest primarily in securities issued by equity REITs that are expected to have dividend rates comparable to the REITs in the Fund's benchmark. The Fund may invest in REITs whose dividend rates are below average at the time of their purchase but offer the potential for above average dividend growth over time. The Fund intends to use these REIT dividends to help the Fund meet its primary investment objective of producing a high level of current income. The Fund may also invest in mortgage REITs and hybrid REITs. In addition to income from rent and interest, REITs may realize capital gains by selling properties or other assets that have appreciated in value.

The section entitled "Management - Portfolio Managers - Brown Advisory Value Equity Fund" on pages 45 - 46 of the prospectus is deleted in its entirety and replaced by the following disclosure:

BROWN ADVISORY VALUE EQUITY FUND An investment team has managed the Fund's portfolio since its inception in 2003. Mr. Richard M. Bernstein, the team's chairman since the Fund's inception in 2003, works with the team on developing and executing the Fund's investment program. The following team members have decision-making authority over the day-to-day management of the Fund's assets:

         RICHARD M. BERNSTEIN, CFA has been a member of Brown's senior management since 1998 and Chairman of Brown's Large-Cap Value Equity Team since 1998. Mr. Bernstein is responsible for the day-to-day management of the Fund and retains final decision making authority with respect to the Fund's management. Prior to joining the Advisor in 1993, Mr. Bernstein was Vice President and Director of Research at
         Mercantile-Safe Deposit & Trust Company where he was responsible for equity fund management and research. Prior to that, he served as President of the Baltimore Security Analysts Society. He received a B.A. and M.A. from The Johns Hopkins University in 1979 and 1983, respectively.

         PAUL J. CHEW, CFA has been a member of Brown's senior management since 2001 and Director of Brown's Equity Research since 1995. Mr. Chew has been a member of the Fund's investment committee since the Fund's inception in 2003. He also serves as the Advisor's technology analyst and is a member of the Advisor's Strategic Investment Committee and its Investment Policy Committee. During business school, he worked as a research associate for a finance professor specializing in asset allocation. Prior to business school, he was a cash manager in the International Asset Management Department at J.P. Morgan & Company. He received a M.B.A from the Fuqua School of Business at Duke University in 1995.

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